DISCO Announces Second Quarter 2023 Financial Results

Total Revenue of $34.3 Million, A Year over Year Increase of 2%

AUSTIN, Texas - August 9, 2023 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its second quarter ended June 30, 2023.

“Over the last quarter we have seen significant progress towards our path to profitability with an approximate 40% improvement in Adjusted EBITDA quarter over quarter,” said Kiwi Camara, DISCO Co-Founder and Chief Executive Officer. “We are very proud of the progress DISCO has made over the last two years of being public. We have scaled our business to over $130 million in revenue, grew our customer count by more than 44%, augmented our platform with new products and AI capabilities, and expanded our global footprint to Canada and India. We are happy with the progress we have made as a company and are excited to further our mission of providing a magical solution to lawyers that empowers them to focus on delivering better legal outcomes.”

Second Quarter 2023 Financial Highlights:

•Total revenue was $34.3 million, up 2% compared to the second quarter of 2022.
•GAAP net loss was $14.9 million, compared to $20.2 million in the second quarter of 2022.
•Adjusted EBITDA was ($7.4) million, compared to ($12.4) million in the second quarter of 2022.

Recent Business Highlights:

•Customer Count: DISCO grew to 1,431 customers as of June 30, 2023, a 14% increase compared to the second quarter of 2022.
•Announcement of Cecilia Private Access: DISCO announced Cecilia, an integrated AI chatbot for large-scale ediscovery, will be made available for private access and is currently live and integrated within select client databases.
•New Product Features: DISCO announced the release of Dynamic Threading, In-App Translations, and Cloud Connector for Office 365.

Third Quarter and Full Year 2023 Financial Outlook

As of August 9, 2023, DISCO is issuing the following outlook for the third quarter of 2023 and fiscal year 2023:

Third quarter of 2023:

•Revenue in the range of $33.0 - $35.0 million.
•Adjusted EBITDA in the range of ($8.0) - ($6.0) million.

Fiscal year 2023:

•Revenue in the range of $135.0 - $145.0 million.
•Adjusted EBITDA in the range of ($34.0) - ($30.0) million.

DISCO’s third quarter and fiscal year 2023 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, August 9, 2023, to discuss its second quarter 2023 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, August 30, 2023, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (647) 362-9199 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; CEO Performance Award issuance expense; unoccupied lease expense; restructuring charges; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, CEO Performance Award issuance expense, unoccupied lease expense, restructuring charges, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance, its ability to achieve profitability and the ability of DISCO’s solutions to deliver better legal outcomes. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our solution is used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and rising interest rates; and (xvi) the impact that global events, such as the COVID-19 pandemic, including variants of COVID-19 or other public health crises, the Russian military operations in Ukraine and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 10, 2023. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$178,919	$203,244
Accounts receivable, net	24,577	22,720
Other current assets	3,717	5,576
Total current assets	207,213	231,540
Property and equipment, net	8,638	7,507
Operating lease right-of-use assets	9,124	9,824
Intangible assets, net	821	962
Goodwill	5,898	5,898
Other assets	721	591
Total assets	$232,415	$256,322
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,122	$8,485
Accrued expenses	4,386	4,705
Accrued salary and benefits	5,124	3,536
Deferred revenue	3,310	4,100
Operating leases	1,982	1,902
Finance leases	40	39
Total current liabilities	19,964	22,767
Operating leases, non-current	7,969	8,770
Finance leases, non-current	179	199
Other liabilities	424	950
Total liabilities	28,536	32,686
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 60,056 and 59,190 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	301	296
Additional paid-in capital	437,087	421,569
Accumulated deficit	(233,509)	(198,229)
Total stockholders’ equity	203,879	223,636
Total liabilities and stockholders’ equity	$232,415	$256,322

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$34,276	$33,710	$67,405	$68,178
Cost of revenue	9,039	8,489	17,316	17,458
Gross profit	25,237	25,221	50,089	50,720
Operating expenses:
Research and development	13,258	15,181	29,030	27,499
Sales and marketing	18,053	18,931	37,113	35,350
General and administrative	10,917	11,065	23,217	19,584
Total operating expenses	42,228	45,177	89,360	82,433
Loss from operations	(16,991)	(19,956)	(39,271)	(31,713)
Other income (expense)
Interest and other income	2,129	29	4,076	59
Interest and other expense	4	(200)	12	(293)
Loss from operations before income taxes	(14,858)	(20,127)	(35,183)	(31,947)
Income tax provision	(57)	(44)	(97)	(73)
Net loss attributable to common stockholders	$(14,915)	$(20,171)	$(35,280)	$(32,020)
Net loss per share attributable to common stockholders, basic and diluted	$(0.25)	$(0.35)	$(0.59)	$(0.55)
Weighted average shares used in computing net loss per share attributable to common stockholders, basic and diluted	59,856	58,344	59,648	58,159

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flow from operating activities:
Net loss	$(35,280)	$(32,020)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,957	1,155
Stock-based compensation	14,092	8,728
Charge to allowance for credit losses	1,356	367
Loss (Gain) on disposal of long-lived assets	1	(1)
Unoccupied lease charges	—	798
Non-cash operating lease costs	699	513
Changes in operating assets and liabilities:
Accounts receivable	(3,214)	(3,935)
Other current assets	1,819	1,671
Other long-term assets	(124)	(387)
Accounts payable	(3,186)	2,966
Accrued expenses and other	1,616	(1,703)
Deferred revenue	(790)	211
Operating lease liabilities	(722)	(525)
Other liabilities	(30)	(16)
Net cash used in operating activities	(21,806)	(22,178)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(2,497)	(1,868)
Proceeds from disposal of equipment	1	—
Cash paid for acquisitions	(1,180)	(5,310)
Net cash used in investing activities	(3,676)	(7,178)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	—	(284)
Proceeds from exercise of stock options	283	2,656
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	932	—
Repurchase of common stock related to net share settlement	(38)	(264)
Principal payments on finance lease obligations	(20)	(42)
Net cash provided by financing activities	1,157	2,066
Net decrease in cash and cash equivalents:	(24,325)	(27,290)
Cash and cash equivalents at beginning of period	203,244	255,477
Cash and cash equivalents at end of period	$178,919	$228,187
Supplemental disclosure:
Cash paid for taxes	$430	$248
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$203	$920
Acquisition holdback	$—	$800
Contingent consideration related to acquisition	$753	$593

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(14,915)	$(20,171)	$(35,280)	$(32,020)
Depreciation and amortization expense	1,005	700	1,957	1,155
Income tax provision	57	44	97	73
Interest and other, net	(2,133)	171	(4,088)	234
Stock-based compensation expense	6,868	5,522	14,092	8,728
Payroll tax expense on employee stock transactions	134	135	244	409
CEO Performance Award issuance expense	—	386	—	386
Unoccupied lease expense	—	798	—	798
Restructuring charges	1,574	—	2,590	—
Adjusted EBITDA	$(7,410)	$(12,415)	$(20,388)	$(20,237)
Adjusted EBITDA margin	(22)%	(37)%	(30)%	(30)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of revenue	$9,039	$8,489	$17,316	$17,458
Non-GAAP adjustments:
Stock-based compensation expense	(271)	(234)	(502)	(394)
Non-GAAP cost of revenue	$8,768	$8,255	$16,814	$17,064
Non-GAAP gross profit	$25,508	$25,455	$50,591	$51,115
Non-GAAP gross margin	74%	76%	75%	75%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Research and development	$13,258	$15,181	$29,030	$27,499
Non-GAAP adjustments:
Stock-based compensation expense	(1,729)	(2,073)	(3,919)	(3,500)
Restructuring charges	(1,001)	—	(1,510)	—
Non-GAAP research and development	$10,528	$13,108	$23,601	$23,999
Non-GAAP research and development as a % of revenue	31%	39%	35%	35%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Sales and marketing	$18,053	$18,931	$37,113	$35,350
Non-GAAP adjustments:
Stock-based compensation expense	(1,360)	(1,380)	(2,751)	(2,201)
Restructuring charges	(471)	—	(648)	—
Non-GAAP sales and marketing	$16,222	$17,551	$33,714	$33,149
Non-GAAP sales and marketing as a % of revenue	47%	52%	50%	49%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
General and administrative	$10,917	$11,065	$23,217	$19,584
Non-GAAP adjustments:
Stock-based compensation expense	(3,508)	(1,835)	(6,920)	(2,633)
CEO Performance Award issuance expense	—	(386)	—	(386)
Unoccupied lease expense	—	(798)	—	(798)
Restructuring charges	(102)	—	(432)	—
Non-GAAP general and administrative	$7,307	$8,046	$15,865	$15,767
Non-GAAP general and administrative as a % of revenue	21%	24%	24%	23%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Loss from operations	$(16,991)	$(19,956)	$(39,271)	$(31,713)
Operating margin	(50)%	(59)%	(58)%	(47)%
Non-GAAP adjustments:
Stock-based compensation expense	6,868	5,522	14,092	8,728
CEO Performance Award issuance expense	—	386	—	386
Unoccupied lease expense	—	798	—	798
Restructuring charges	1,574	—	2,590	—
Non-GAAP loss from operations	$(8,549)	$(13,250)	$(22,589)	$(21,801)
Non-GAAP operating margin	(25)%	(39)%	(34)%	(32)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss attributable to common stockholders	$(14,915)	$(20,171)	$(35,280)	$(32,020)
Non-GAAP adjustments:
Stock-based compensation expense	6,868	5,522	14,092	8,728
CEO Performance Award issuance expense	—	386	—	386
Unoccupied lease expense	—	798	—	798
Restructuring charges	1,574	—	2,590	—
Non-GAAP net loss attributable to common stockholders	$(6,473)	$(13,465)	$(18,598)	$(22,108)
Non-GAAP net loss per share	$(0.11)	$(0.23)	$(0.31)	$(0.38)
Weighted average shares used to compute basic and diluted net loss per share	59,856	58,344	59,648	58,159
Non-GAAP income attributable to common stockholders as a % of revenue	(19)%	(40)%	(28)%	(32)%